UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Blvd., Suite 305,

Roslyn, New York, 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 22, 2021, Sino Global Shipping America, Ltd. (the “Company”) held its annual meeting of shareholders for its fiscal year ended June 30, 2020 (the “Annual Meeting”). Shareholders of an aggregate of 3,278,347 shares of common stock of the Company, constituting 47.79% of the aggregate number of votes entitled to cast at the meeting were present in person or represented by proxy at the meeting. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Two Class II Directors

The following two nominees were elected as Class II Directors to serve on the Board of Directors until the annual meeting of shareholders for the fiscal year of 2023 or until his successor is duly elected and qualified.

	For	Withhold	Abstain / Broker Non-Votes
Lei Cao	686,627	0	2,591,720
Tieliang Liu	671,255	0	2,607,092

2.	Shareholders ratified the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

For	Against	Abstain
2,329,294	17,000	932,053

3.	Shareholders approved the implementation of a new stock incentive plan with 10 million shares of common stock (the “2021 Incentive Plan”).

For	Against	Abstain / Broker Non-Votes
599,305	103,036	2,576,006

4.	Shareholders approved the preferred shareholders’ right to convert 860,000 shares of Series A Preferred Stock into 860,000 shares of common stock.

For	Against	Abstain / Broker Non-Votes
615,549	86,084	2,576,714

5.	Shareholders approved a nonbinding advisory on compensation of named executive officers.

For	Against	Abstain / Broker Non-Votes
626,401	75,458	2,576,488

6.	Shareholders approved, on an advisory, non-binding basis, the frequency of advisory votes on named executive officer compensation.

Every Year	Every Two Years	Every Three Years	Abstain
596,783	3,799	49,609	978,591

7.	Any other business properly coming before the meeting.

For	Against	Abstain / Broker Non-Votes
658,761	36,857	2,582,729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2021

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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